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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-60132 and 333-10041) of Catalyst Semiconductor, Inc. of our report dated July 27, 1998, appearing on page 21 of this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP


San Jose, California
August 17, 1998